Persimmon Growth Partners Fund, L.P.
Change in Independent Registered Public Accounting Firm (Unaudited)

On September 21, 2011, the Audit Committee for Persimmon Growth Partners Fund, L.P. (the "Partnership") approved a plan to replace McGladrey & Pullen, LLP ("McGladrey") as the Partnership's Independent Registered Public Accounting Firm. Accordingly, on September 26, 2011, the Partnership dismissed McGladrey from acting as the Independent Registered Public Accounting Firm of the Partnership.

The audit reports of McGladrey on the Partnership's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2009, the period from January 1, 2010 to March 31, 2010, the fiscal year ended March 31, 2011, and through the date of McGladrey’s dismissal as the Partnership’s Independent Registered Public Accounting Firm, there were no disagreements between the Partnership and McGladrey concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)-(3) of Regulation S-K.

On September 21, 2011, the Partnership engaged EisnerAmper LLP ("EisnerAmper") as the Partnership's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2012, replacing McGladrey as the Partnership's prior Independent Registered Public Accounting Firm. This action was taken pursuant to resolutions of the Board of Directors of the Partnership, including the Directors who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, acting on the recommendation of its Audit Committee.

The Partnership did not consult with EisnerAmper during its last two fiscal years and up to the date that EisnerAmper was engaged as the Partnership’s Independent Registered Public Accountant on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Partnership's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 (a)(1)-(3) of Regulation S-K.